99.4

(1) The authorized capital of the Corporation is amended such that the classes and any maximum number of shares that the Corporation is authorized to issue are as follows:

(a) five thousand (5,000) shares of one class to be designated as Series A preferred shares (the "SERIES A SHARES");
(b) five thousand (5,000) shares of one class to be designated as Series B preferred shares (the "SERIES B SHARES"); and
(c) one hundred (100) shares of one class to be designated as common shares (the "COMMON SHARES").


(2) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHING TO EACH CLASS OF SHARES ARE AS FOLLOWS:

PROVISIONS ATTACHING TO THE SERIES A SHARES

         The Series A Shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.       DIVIDENDS

1.1 The holders of the Series A Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors out of the moneys of the Corporation properly applicable to the payment of dividends, fixed preferential cash dividends at the rate of ten per cent (10%) per annum on the Liquidation Preference (defined hereafter) payable quarterly on the last day of March, June, September and December in each year. Dividends on the Series A Shares shall accrue from the date of issue of such shares. The board of directors of the Corporation shall be entitled to declare part of such preferential cumulative cash dividends for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. If on any dividend payment date the dividend payable on such date is not paid in full on all of the Series A Shares then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Series A Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

1.2 If all the shares of Strategy International Insurance Group, Inc. are purchased by the Maturity Date for consideration of which at least fifty per cent (50%) is cash, then, upon the completion of said purchase, the holders of the Series A Shares shall be entitled to receive immediately, and the Corporation shall pay immediately to the holders of the Series A Shares all dividends payable to the holders of the Series A Shares up to the Maturity Date.

1.3 Except with the consent in writing of the holders of all of the Series A Shares outstanding, no dividends shall at any time be declared or paid or set apart for payment on the Series B Shares or on the Common Shares and the Corporation shall not call for redemption nor purchase or otherwise acquire for value less than all the then outstanding Series A Shares.

1.4 The Corporation shall wire to the respective accounts of the holders of the Series A Shares the funds payable to the holders of the Series A Shares in respect of the dividends on the Series A Shares (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends.

2.       DISSOLUTION

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Series A Shares shall be entitled to receive from the assets and property of the Corporation for each Series A Share held by them respectively a sum equivalent to USD$9,999.99 (the "LIQUIDATION PREFERENCE") per each Series A Share together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any assets or property of the Corporation distributed to the holders of any Series B Shares or of any Common Shares; provided, however, that if the aggregate amount available for distribution to the holders of the Series A Shares is less than the amount otherwise payable to them pursuant to the provisions hereof, then each Series A Share shall entitle the holder thereof to participate in the amount so available for distribution, pro rata. After payment to the holders of the Series A Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

2.2 Except as herein expressly provided, the Series A Shares shall not confer any right upon the holder thereof to participate in the profits or assets of the Corporation.

3.       RETRACTION

3.1      Retraction

         Subject to and upon compliance with the provisions of clauses 3.1 and 3.2, the Corporation shall be required to redeem all of the issued and outstanding Series A Shares on the date that is three (3) years from the date the first Series A Shares are issued (the "MATURITY DATE") at a price equal to the Liquidation Preference per share, plus an amount equal to all accrued and unpaid cumulative preferential dividends thereon, whether or not declared, calculated to but excluding the date on which such shares are redeemed (the "RETRACTION PRICE").


3.2      Procedure on Retraction

         The Corporation shall at least 30 days prior to the Maturity Date give written notice to the Series A Share holders of the right provided for in clause
3.1. The rights of the Series A Share holders to require redemption and the obligation of the Corporation to redeem Series A Shares on the Maturity Date shall not be affected by the failure of the Corporation to give such notice.

         On the Maturity Date, each Series A Share holder shall deposit the certificate or certificates representing the Series A Shares registered in his or her name at the registered office of the Corporation. On the Maturity Date, the Corporation shall pay or cause to be paid to or to the order of each Series A Share holder, the Retraction Price of the Series A Shares registered in the name of such holder. The Corporation shall have the right, at any time on or prior to the Maturity Date, to deposit the Retraction Price of the Series A Shares then outstanding or of such of the Series A Shares which are represented by certificates which have not on or prior to the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account maintained by the Corporation with a branch of a Canadian chartered bank or trust company designated by the Corporation in the notice of redemption (the "TRUSTEE") which has an office in the city of Toronto, to be paid without interest to or to the order of the respective holders of the Series A Shares whose shares are to be redeemed, upon presentation and surrender to the Trustee of the certificates representing such shares. From and after the Maturity Date, the Series A Shares in respect of which such deposit shall have been made shall be deemed to have been redeemed by the Corporation and the rights of the holders thereof shall be limited to receiving their proportion of the amount so deposited without interest, upon presentation and surrender to the Trustee of the certificate or certificates representing the Series A Shares registered in the name of such Series A Share holder outstanding. Any interest allowed on any such deposit shall belong to the Corporation.

4.       VOTING

4.1 The holders of the Series A Shares shall not be entitled as such (except as hereinafter specifically provided or as otherwise provided by applicable law) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting unless and until the Corporation shall fail to pay in the aggregate cumulative preferential dividends on the Series A Shares at the said rate of ten per cent (10%) per annum on the Liquidation Preference for two (2) consecutive quarters and the United Insurance Company Limited shall, from September 21, 2005 until the Maturity Date, fail to pay for (2) consecutive quarters an amount equivalent to the dividends payable by the Corporation for two (2) consecutive quarters if said dividends have not already been paid by the Corporation. Thereafter and only so long as any dividends remain in arrears on the Series A Shares, the holders of the Series A Shares shall be entitled (a) to requisition the directors to call a meeting of shareholders for the purposes stated in the requisition in accordance with the provisions of section 105 of the Business Corporations Act (Ontario) and (b) except for meetings at which only holders of another specified class of shares of the Corporation are entitled to vote separately as a class, to receive notice of and to attend and vote at all meetings of shareholders of the Corporation and shall have one thousand (1,000) votes for each Series A Share held thereat.

4.2 Notwithstanding the above, the holders of the Series A Shares shall be entitled to vote separately as a class and dissent upon a proposal to amend the articles of the Corporation to:

(a) increase or decrease any maximum number of authorized  shares of such class;
(b) effect an exchange, reclassification or cancellation of the shares of such class; or
(c) create a new class of shares equal or superior to shares of such class.

5. EVENTS OF DEFAULT

5.1 Upon the occurrence of an Event of Default (described herein below) that is continuing and not cured within ten (10) days, the holders of the Series A Shares shall be entitled to receive immediately, and the Corporation shall pay immediately, for each Series A Share held by them respectively a sum equivalent to the Liquidation Preference per each Series A Share together with all accrued and unpaid preferential cumulative cash dividends thereon, unless upon the occurrence of an Event of Default, the holders of the Series A Shares voting separately as a class determine that, notwithstanding that the Event of Default shall not be cured or has not been cured within ten (10) days, the Corporation shall not pay for each Series A Share held by them respectively a sum equivalent to the Liquidation Preference per each Series A Share together with all accrued and unpaid preferential cumulative cash dividends thereon. Any payment made under this section shall be made subject to the Corporation meeting the requirements of Section 32(2) of the Business Corporations Act (Ontario).

5.2 For the purposes of this Section, the following shall constitute an "Event of Default":

(a) non-payment for two (2) consecutive quarters by the Corporation of the dividends payable on the Series A Shares and, after September 21, 2005 until the Maturity Date, non-payment for two (2) consecutive quarters by the United Insurance Company Limited of an amount equivalent to the dividends payable on the Series A Shares, if such dividends have not already been paid by the Corporation;

(b) the suspension from trading for any reason whatsoever or failure of the common stock of Strategy International Insurance Group, Inc. (OTC: "SGYI.OB") to be listed on the Over The Counter Bulletin Board for more than five (5) consecutive trading days;

(c) any money judgment (including any arbitration award, but only if reduced to a judgment), writ or warrant of attachment, or similar process in excess of USD$5,000,000 in the aggregate, net of any applicable insurance coverage, shall have been entered or filed against the Corporation, or any of its properties or other assets and which remains unpaid, unvacated, unbonded and unstayed for a period of seventy-five (75) days from the date of said money judgment;

(d) the Corporation shall have (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they become due or mature; (iii) made an assignment for the benefit of creditors or commenced proceedings for its dissolution; or (iv) applied for or consented to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business;

(e) a trustee, liquidator or receiver shall have been appointed for the Corporation or for a substantial part of its property or business without its consent and shall not have been discharged within sixty (60) days after such appointment;

(f) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall have assumed custody or control of the whole or any substantial portion of the properties or assets of the Corporation and such custody or control shall have not been dismissed within sixty (60) days thereafter;

(g) the Corporation shall have failed to pay any debt for borrowed money or other similar obligation or liability ("Indebtedness") of the Corporation, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), in an outstanding principal amount equal to or in excess of USD$5,000,000, singly or in the aggregate and such failure shall be continuing after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any such Indebtedness of the Corporation shall have been declared to be due and payable, or have been required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

(h) bankruptcy, reorganization, insolvency or liquidation proceedings or other similar proceedings, or relief under any bankruptcy law or any similar law for the relief of debt shall have been instituted by or against the Corporation and, if instituted against the Corporation, shall have not been dismissed within sixty (60) days after such institution or the Corporation shall have, by any action or answer, approved of, consented to, or acquiesced in any such proceedings or admitted to any material allegations of, or default in answering a petition filed in any such proceeding.


PROVISIONS ATTACHING TO THE SERIES B SHARES

         The Series B Shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.       DIVIDENDS

1.1 Except as described herein below, the holders of the Series B Shares shall not be entitled to receive, and the Corporation shall not pay thereon, dividends.

1.2 The holders of the Series B Shares shall be entitled to receive their pro rata share of the five percent (5%) of the gross sales (the "GROSS SALES INTEREST") from each property in which the Corporation invests, which shall accrue and be payable by the Corporation to the holders of the Series B Shares at any time and from time to time after the sale to a third party for monetary consideration of any property or any portion thereof, provided that any Gross Sales Interest accrued prior to said sale will be payable on the date of said sale. Each share of the Series B Shares shall entitle its holder to receive a pro rata share of the Gross Sales Interest.

1.3 The Corporation shall wire to the respective accounts of the holders of the Series B Shares the funds payable to the holders of the Series B Shares in respect of the Gross Sales Interest on the Series B Shares (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy the obligation of the Corporation to make such payment. .

2.       DISSOLUTION

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Series A Shares to receive the Liquidation Preference together with all accrued and unpaid preferential cumulative cash dividends thereon, the holders of the Series B Shares shall be entitled to receive their pro rata share of the Gross Sales Interest from the remaining property and assets of the Corporation; provided, however, that if the aggregate amount available for distribution to the holders of the Series B Shares is less than the amount otherwise payable to them pursuant to the provisions hereof, then each Series B Share shall entitle the holder thereof to participate in the amount so available for distribution, pro rata. After payment to the holders of the Series B Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

2.2 Except as herein expressly provided, the Series B Shares shall not confer any right upon the holder thereof to participate in the profits or assets of the Corporation.

3.       REDEMPTION

3.1      The Corporation shall not redeem the Series B Shares.

4.       VOTING

4.1 Except as provided for herein and otherwise required by law, the holders of the Series B Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

4.2 Notwithstanding the above, the holders of the Series B Shares shall be entitled to vote separately as a class and dissent upon a proposal to amend the articles of the Corporation to:

(a) increase or decrease any maximum number of authorized shares of such class or increase any maximum number of authorized shares of any class having rights or privileges equal or superior to the shares of such class;
(b) effect an exchange, reclassification or cancellation of the shares of such class; or
(c)  create a new class of shares equal or superior to shares of such class.

PROVISIONS ATTACHING TO THE COMMON SHARES

         The Common Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1.       DIVIDENDS

1.1 The holders of the Common Shares shall not be entitled to receive, and the Corporation shall not pay thereon, dividends.

2.       DISSOLUTION

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Series A Shares and the Series B Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Corporation, which shall be distributed in equal amounts per share on all of the Common Shares at the time outstanding.

3.         REDEMPTION

3.1        The Corporation shall not redeem the Common Shares.

4. VOTING RIGHTS

4.1 The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have one vote for each Common Share held at all meetings of the shareholders of the Corporation, except for meetings at which only holders of another specified class of shares of the Corporation are entitled to vote separately as a class.

4.2 The holders of the Common Shares are not entitled to vote separately as a class, and shall note be entitled to dissent in respect of, any proposal to amend the articles of the Corporation to:

(a) increase or decrease any maximum number of authorized shares of such class or increase any maximum number of authorized shares of any class having rights or privileges equal or superior to the shares of such class;
(b) effect an exchange, reclassification or cancellation of the shares of such class; or (c) create a new class of shares equal or superior to shares of such class.

(3) THE RESTRICTIONS ON THE ISSUE, TRANSFER OR OWNERSHIP OF SHARES ARE AMENDED AS FOLLOWS:


         No shares shall be transferred without the consent of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors in accordance with the "special majority provision", provided that such consent shall not be unreasonably withheld or delayed, and further provided that the directors of the Corporation shall not object to the transfer of shares between a shareholder and its "affiliate", as that term is defined in Section 1 of the Business Corporations Act (Ontario).

(4) THE FOLLOWING PROVISIONS ARE ADDED AS OTHER PROVISIONS TO THE ARTICLES:

NOTICE

         Where notice is required by the provisions hereof to be sent, the notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person(s) entitled thereto.

NUMBER OF SHAREHOLDERS

         The number of shareholders of the Corporation exclusive of persons who are in its employment and exclusive of persons who, having formerly been in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty (50), two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

FRACTIONAL SHARES

         Each holder of a fractional share issued by the Corporation shall be entitled to exercise such voting rights and to receive such dividend as herein these Articles set forth in respect of each such fractional share but only to the extent of such fraction.

LIENS

         The Corporation has a lien on each share registered in the name of a shareholder or his (or her) legal representative for a debt of that shareholder to the Corporation.

INVITATION TO PUBLIC PROHIBITED

         Any invitation to the public to subscribe for securities of the Corporation is prohibited.

SPECIAL MAJORITY FOR DIRECTORS' ACTIONS

         In order to be effective any resolution passed at a meeting of directors shall require the affirmative vote of four (4) directors.